UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2020 (November 9, 2020)
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
888-221-7070

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

333-15387	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed from last report)

______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
PACIFICORP	None
MIDAMERICAN FUNDING, LLC	None
MIDAMERICAN ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

Berkshire Hathaway Energy Company ("BHE") and its direct and indirect subsidiaries PacifiCorp, MidAmerican Funding, LLC, MidAmerican Energy Company, Nevada Power Company and Sierra Pacific Power Company (collectively, the "Subsidiary Registrants" and together with BHE, the "Registrants") will post certain information titled "2020 EEI Financial Conference" in the Investors, Financial Filings section of BHE's internet website at https://www.brkenergy.com on Monday, November 9, 2020 at 8:00 a.m., eastern time, as it, in part, includes information about BHE and each Subsidiary Registrant. The information will be available free of charge through Monday, November 23, 2020 at 5:00 p.m., eastern time, on the BHE website. Any information available on or through BHE's website is not part of this Form 8-K and BHE's web address is included as an inactive textual reference only.

In accordance with general instruction B.2 of Form 8-K, the information in this report is being furnished by each Registrant pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section. Furthermore, the information in this report shall not be deemed incorporated by reference in any filing made by a Registrant under the Securities Act of 1933, as amended, or the Exchange Act. This report will not be deemed an admission by any Registrant as to the materiality of any information in the report that is required to be disclosed by such Registrant solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: November 9, 2020
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

PACIFICORP
Date: November 9, 2020
/s/ Nikki L. Kobliha
Nikki L. Kobliha
Vice President, Chief Financial Officer and Treasurer

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
Date: November 9, 2020
/s/ Thomas B. Specketer
Thomas B. Specketer
Vice President and Controller of MidAmerican Funding, LLC and
Vice President and Chief Financial Officer of
MidAmerican Energy Company

NEVADA POWER COMPANY
Date: November 9, 2020
/s/ Michael E. Cole
Michael E. Cole
Vice President, Chief Financial Officer and Treasurer

SIERRA PACIFIC POWER COMPANY
Date: November 9, 2020
/s/ Michael E. Cole
Michael E. Cole
Vice President, Chief Financial Officer and Treasurer

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